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                                                                    Exhibit 10.3


                                 BRIAZZ, INC.
                            1996 STOCK OPTION PLAN

                  AMENDED AND RESTATED STOCK OPTION AGREEMENT

          THIS AGREEMENT is entered into this _______________, _____, ("Date of Grant") between Briazz, Inc., a Washington corporation (the "Company"), and _________ (the "Optionee").

          WHEREAS, the Board of Directors of the company (the "Board") has approved and adopted the 1996 Stock Option Plan, as amended (the "Plan"), pursuant to which the Board is authorized to grant to employees and other selected persons stock options to purchase common stock, without par value, of the Company (the "Common Stock");

          WHEREAS, the Plan provides for the granting of stock options that either (i) are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) do not qualify under Section 422 of the Code ("Non-Qualified Stock Options");

          WHEREAS, the Board has authorized the grant to Optionee of options to purchase a total of ____________ shares of Common Stock (the "Options"), which Options are intended to be (select one):

   ____   Incentive Stock Options


   ____   Non-Qualified Stock Options;

          NOW, THEREFORE, the Company agrees to offer to the Optionee the option to purchase, upon the terms and conditions set forth herein and in the Plan, ___________ shares of Common Stock. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan.

          1.   Exercise Price. The exercise price of the options shall be $_____
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per share.

          2.   Limitation on the Number of Shares. If the Options granted hereby
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are Incentive Stock Options, the number of shares which may be acquired upon exercise thereof is subject to the limitations set forth in Section 5(a) of the Plan.

          3.   Vesting Schedule. The Options are exercisable in accordance with
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the following vesting schedule:

                    (a) ___% of the options may be exercised after the first anniversary of the Date of Grant.
                    (b) ___% of the Options may be exercised after the second anniversary of the Date of Grant.
                    (c) ___% of the Options may be exercised after the third anniversary of the Date of Grant.
                    (d) ___% of the Options may be exercised after the fourth anniversary of the Date of Grant.
                    (e) ___% of the Options may be exercised after the fifth anniversary of the Date of Grant.

          4.   Options not Transferable. This Option may not be transferred,
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assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution or (except in the case of an Incentive Stock Option) pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process; provided, however, that if this Option represents a Non-Qualified Stock Option, such Option is transferable without payment of consideration to immediate family members of the Optionee or to trusts or partnerships established exclusively for the benefit of the Optionee and the Optionee's immediate family members. Upon any attempt to transfer, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by the Plan contrary to the provisions thereof, or upon this sale, levy or attachment or similar process upon the rights and privileges conferred by the Plan, such Option shall thereupon terminate and become null and void.

          5.   Investment Intent. By accepting the option, the Optionee
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represents and agrees that none of the shares of Common Stock purchased upon exercise of the Option will be distributed in violation of applicable federal and state laws and regulations. In addition, the Company may require, as a condition of exercising the Options, that the Optionee execute an undertaking, in such a form as the Company shall reasonably specify, that the Stock is being purchased only for investment and without any then-present intention to sell or distribute such shares.

          6.   Termination of Employment and Options. Vested Options shall
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terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:
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                    (i)   Expiration: The expiration of ten (10) years from
                          ----------
                    the Date of Grant (____________, ____); except, that the expiration date of any Incentive Stock Option granted to a greater-than- 10 percent (* 10%) shareholder of the Company shall not be later than five (5) years from the Date of Grant.

                    (ii)  Termination for cause: The date of an Optionee's
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                    termination of employment or contractual relationship with the Company or any Related Corporation for cause (as determined in the sole discretion of the Plan
                    Administrator).

                    (iii) Termination Due to Death or Disability: The
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                    expiration of one (1) year from the date of the death of the
                    Optionee or cessation of an Optionee's employment or contractual relationship by reason of Disability (as defined in Section 5(g) of the Plan). If an Optionee's employment or contractual relationship is terminated by death, any Option held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution.

                    (iv)  Termination for Any Other Reason: The expiration of
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                    three (3) months from the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation for any reason whatsoever other thin cause, death or Disability (as defined in Section 5(g) of the Plan).

Each unvested Option granted pursuant hereto shall terminate immediately upon termination of the Optionee's employment or contractual relationship with the Company for any reason whatsoever, including death or Disability unless vesting is accelerated in accordance with Section 5(f) of the Plan.

          7.   Stock. In the case of any stock split, stock dividend or like
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   change in the nature of shares of Stock covered by this Agreement, the number of shares and exercise price shall be proportionately adjusted as set forth in Section 5(m) of the Plan.

          8.   Exercise of Option. Options shall be exercisable, in full or in
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   part, at any time after vesting, until termination; provided, however, that any Optionee who is subject to the reporting and liability provisions of
   Section 16 of the Securities and Exchange Act of 1934 with respect to the Common Stock shall be precluded from selling or transferring any Common Stock or other security underlying an Option during the six (6) months immediately following the grant of that Option. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option for less than one hundred (100) shares (as adjusted pursuant to Section 5(m) of the Plan) may be exercised, provided, that if the vested portion of any Option is less than one hundred (100) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

     Each exercise of the Option shall be by means of delivery of a notice of election to exercise (which may be in the form attached hereto as Exhibit A) to
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the Secretary of the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in cash by certified check or cashiers check in the amount of the full exercise price for the Common Stock to be purchased. In addition to payment in cash by certified cheek or cashier's check, an Optionee or transferee of an Option may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

                    (i) by delivering to the Company shares of Common Stock previously held by such person or by the Company withholding shares of Common Stock otherwise deliverable pursuant to exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate purchase price to be paid by the Optionee upon such exercise;

                    (ii) by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the shares and deliver directly to the Company the amount of sale or margin loan proceeds to pay the exercise price; or

                    (iii) by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

It is a condition precedent to the issuance of shares of Common Stock that the Optionee execute and deliver to the Company a Stock Transfer Agreement, in a form acceptable to the Company, to the extent required pursuant to the terms thereof. It is also a condition precedent to the issuance of shares of Common
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Stock that the Optionee become a party to that certain Shareholders' Agreement,
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dated as of October 18, 1996, between the Company and its shareholders as a
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"Shareholder" (as such term is defined therein).
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* Greater Than

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          9.   Holding Period for Incentive Stock Options. In order to obtain
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the tax treatment provided for Incentive Stock Options by Section 422 of the
Code, the shares of Common Stock received upon exercising any Incentive Stock Options received pursuant to this Agreement must be sold, if at all, after a date which is later of two (2) years from the date of this agreement is entered into or one (1) year from the date upon which the Options are exercised. The Optionee agrees to report sales of such shares prior to the above determined date to the Company within one (1) business day after such sale is concluded. The Optionee also agrees to pay to the Company, within five (5) business days after such sale is concluded, the amount necessary for the Company to satisfy its withholding requirement required by the Code in the manner specified in
Section 5(l)(2) of the Plan. Nothing in this Section 9 is intended as a representation that Common Stock may be sold without registration under state and federal securities laws or an exemption therefrom, or that such registration or exemption will be available at any specified time.

          10.  Subject to the 1996 Stock Option Plan. The terms of the Options
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are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan, a copy of which has been delivered to the Optionee, and which is available for inspection at the principal offices of the Company

          11.  Professional Advice. The acceptance of the Options and the sale
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of Common Stock issued pursuant to the exercise of Options may have consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Agreement and his or her dealings with respect to Options for the Common Stock. Without limiting other matters to be considered, the Optionee should consider whether upon the exercise of Options, the Optionee will file an election with the Internal Revenue Service pursuant to Section 83(b) of the Code.

          12.  No Employment Relationship. Whether or not any Options are to be
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granted under this Plan shall be exclusively within the discretion of the Plan
Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Company, express or implied, that the Company or any Related Company will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company's or, when applicable, a Related Company's right to terminate Optionee's employment at any time, which right is hereby reserved.

          13.  Entire Agreement. This Agreement is the only agreement between
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the Optionee and the Company with respect to the Options, and this Agreement and the Plan supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

          14.  Notices. Any notice required or permitted to be made or given
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hereunder shall be mailed or delivered personally to the addresses set forth below, or as changed from time to time by written notice to the other:

     The Company:    BRIAZZ, INC.
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     The Optionee.
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     THERE MAY NOT BE PRESENTLY AVAILABLE EXEMPTIONS FROM TEE REGISTRATION
REQUIREMENTS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS FOR THE ISSUANCE OF SHARES OF STOCK UPON EXERCISE OF THESE OPTIONS. ACCORDINGLY, THESE OPTIONS CANNOT BE EXERCISED UNLESS THESE OPTIONS AND THE SHARES OF STOCK TO BE ISSUED UPON EXERCISE OF THESE OPTIONS ARE REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

     THE SHARES OF STOCK ISSUED PURSUANT TO THE EXERCISE OF OPTIONS WILL BE, "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933 AND WILL BEAR A LEGEND RESTRICTING RESALE UNLESS THEY ARE REGISTERED UNDER STATE AND FEDERAL SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE COMPANY IS NOT OBLIGATED TO REGISTER THE SHARES OF STOCK OR TO MAKE AVAILABLE ANY EXEMPTION FROM REGISTRATION.

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                                   EXHIBIT A

                        Notice of Election to Exercise
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     This Notice of Election to Exercise shall constitute proper notice pursuant to Section 5(h) of the Briazz, Inc. 1996 Stock Option Plan (the "Plan") and
Section 8 of that certain Stock Option Agreement (the "Agreement") dated as of the ____ day of ________, 19__ between Briazz, Inc. (the "Company") and the undersigned.

     The undersigned hereby elects to exercise Optionee's option to purchase _________ shares of the common stock of the Company at a purchase price of $_______ per share, for aggregate consideration of $______, on the terms and conditions set forth in the Agreement and this Plan. Such aggregate consideration, in the form specified in Section 8 of the Agreement, accompanies this notice.

     The undersigned has executed this Notice this ____ day of __________, 19__.


                         _________________________
                         Signature

                         _________________________
                         Name (typed or printed)